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EXHIBIT 10.1

                                    AGREEMENT

         Agreement dated as of June 28, 2002, by and among Tech Laboratories, Inc., a New Jersey corporation (the "Company") and Celeste Trust Reg., Esquire Trade & Finance, Inc., and The Endeavour Capital Investment Fund, S.A. (the "Holders").

         The Holders of certain 6.5% convertible promissory notes (and the warrant holders to the extent required) agree to waive any defaults that would otherwise occur under the Redemption Agreement dated January 11, 2002, and Amendment to Redemption and Conversion Agreement dated April 19, 2002, provided an agreement presently being negotiated by the parties is reached on or before July 15, 2002.


                                             TECH LABORATORIES, INC.


                                             By: /s/
                                                --------------------------------
                                                  Bernard M. Ciongoli, President


                                             CELESTE TRUST REG.



                                             By: /s/
                                                --------------------------------


                                             ESQUIRE TRADE & FINANCE, INC.



                                             By: /s/
                                                --------------------------------


                                             THE ENDEAVOUR CAPITAL
                                             INVESTMENT FUND, S.A.



                                             By: /s/
                                                --------------------------------